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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    November 2, 2000
                                                 -------------------------------

                               IASIAWORKS, INC.
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            (Exact name of registrant as specified in its charter)

               Delaware                    000-31201           94-3228782
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     (State or other jurisdiction         (Commission        (IRS Employer
           of incorporation)             File Number)     Identification No.)

     2000 Alameda de las Pulgas, Suite 125, San Mateo, California       94403
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               (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code     (650) 524-1790
                                                   -----------------------------

                                     None
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         (Former name or former address, if changed since last report)
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Item 5. Other Events.

     Peter T. Morris has resigned as a member of the registrant's Board of Directors in order to pursue other business interests.
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                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              IASIAWORKS, INC.
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                              (Registrant)


Date: November 2, 2000        By  /s/ Jonathan F. Beizer
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                              Name:  Jonathan F. Beizer
                              Title: Chief Financial Officer and President, U.S.